                                 ACTAMED CORP.
                             1992 STOCK OPTION PLAN

       The 1992 Stock Option Plan (the "Plan") is hereby adopted as follows:

       1. PURPOSE OF PLAN. The purpose of the Plan is to provide corporate officers and key employees of Actamed Corp. ("Actamed"), and its Subsidiaries (collectively the "Company"), as the Administrator hereinafter referred to shall designate, with a strong incentive for individual creativity and contribution to insure the future growth of the Company. The Plan is designed to reward those whose ability and diligence permit such persons to make important contributions to the success of the Company by enabling such persons to acquire shares of Actamed Common Stock in the manner contemplated by the Plan. Actamed believes that the Plan will also aid the Company in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company. This Plan covers the grant of options [including nonstatutory stock options and options intended to qualify as incentive stock options under
Section 422 of the Code ("Incentive Options")] to acquire shares which may or may not be subject to restrictions ("Option Stock").

       2. DEFINITIONS. For purposes of this Plan, the following terms where appearing with initial capitalization shall be applicable:

              (a) "ADMINISTRATOR" means either the Board of Directors or the Committee, whichever is so designated by the Board of Directors to administer the Plan.

              (b)    "BOARD OF DIRECTORS" means the Board of Directors of
Actamed.

              (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

              (d) "COMMITTEE" means a committee appointed by the Board of Directors and which shall consist of not less than two persons, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time, or any law, rule, regulation or other provisions that may hereafter replace such Rule. If the Plan is administered by a Committee, the members of the Committee shall serve at the pleasure of the Board of Directors. Sixty percent (60%) of the Committee members shall constitute a quorum, and the action of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without holding a meeting, shall be the acts of the Committee. The Committee shall report all actions taken by it to the Board of Directors.

              (e)    "COMMON STOCK" means Actamed's Common Stock.

              (f) "SUBSIDIARY" means any corporation (other than Actamed) in an unbroken chain of corporations beginning with Actamed if, at the time of the sale or award of any shares or the grant of any option under the Plan, each of the corporations other than the last in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

       3. ADMINISTRATION OF PLAN. This Plan shall be administered, construed and interpreted by the Administrator. The Administrator shall have full and final authority, in its discretion,

              (a) to determine those corporate officers and key employees who shall be eligible to participate in the Plan and the number of shares to be covered by any options granted and the time or times at which such options shall be granted to each participant or exercised by each optionee (it being understood that more than one option may relate to the same participant),

              (b) to determine the terms and provisions of any Stock Option Agreement (the terms of which need not be identical) and the restrictions, if any, to be placed upon the shares of Common Stock issued under the Plan,

              (c) to accelerate the date on which any option granted under the Plan becomes exercisable and to waive (including in the event of a change-in-control of Actamed) any restriction, term or provision imposed by any Stock Option Agreement.

              (d) to employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and rely upon any opinions received from any such counsel or consultant and any computation received from any such consultant or agent, and

              (e) to make all other determinations and take all other actions deemed necessary and advisable for the proper administration of the Plan.

The Administrator may adopt, alter and repeal such rules and regulations for the administration of the Plan as it from time to time deems advisable. The Administrator may act by a meeting in person or by telephone or by written determinations signed by all of the members of the Administrator. All actions, interpretations and determinations with respect to the administration of the Plan taken by the Administrator shall be conclusively binding for all purposes and upon all persons.

       Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Administrator.

       4. ELIGIBLE PARTICIPANTS. Employees, including but not limited to officers and directors who are employees, of the Company as determined by the Administrator shall be eligible for participation under the Plan. However, with respect to Incentive Options, persons eligible to receive Incentive Options shall be limited to key employees (including officers and directors who are employees) of Actamed and its Subsidiaries.

       5. SHARES SUBJECT TO PLAN. An aggregate of 25,000 shares of Common Stock shall be subject to this Plan either from authorized but unissued shares or from issued shares reacquired by Actamed, including shares purchased in the open market, and such number of shares subject to the

Plan shall be appropriately adjusted, in the discretion of the Administrator in the event of any one or more stock dividends, stock splits or any other forms of recapitalization, or spin-off, spin-out or other distribution of assets to shareholders of Actamed. The Administrator in its sole discretion may provide in any Stock Option Agreement or otherwise for adjustments to be made with respect to options granted hereunder. If prior to the termination of the Plan, shares issued pursuant hereto shall have been repurchased by or redelivered to Actamed in connection with the restrictions imposed on such shares pursuant to this Plan or any Stock Option Agreement under the Plan, such repurchase or redelivered shares shall again become available for option under the Plan. To the extent any options granted hereunder terminate, are canceled or expire unexercised in whole or in part, the shares with respect to which such options were not exercised shall again become available for option under the Plan. Any shares that are reacquired or become available due to termination, cancellation or expiration of options may be used to replace options that are canceled by the Administrator (with the consent of the optionee) due to the fact that the option exercise price is higher than the then current market value of the Common Stock.

       6. PRICE. The Administrator in its absolute discretion shall determine the price at which any options granted to purchase shares of Option Stock hereunder shall become exercisable (which price may be less than the fair market value of a share of Common Stock), provided that such sale or exercise price with respect to Incentive Options is not less than the fair market value of a share of Common Stock at the time such option is granted, except as otherwise provided in Section 8(b)(vii). For the purposes hereof, fair market value shall be determined by the Administrator and the Administrator may make such determination:

              (a) in case the Common Stock is publicly traded but shall not then be listed and traded upon a recognized national market system, upon the basis of the mean between the bid and asked quotations for such stock on the date of grant of such option as reported by the National Association of Securities Dealers Automated Quotation system (NASDAQ) or, in the event that there shall be no bid or asked quotations on the date of grant of such option, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding such date of grant, and upon any other factors which the Administrator shall deem appropriate, or

              b) in case the Common Stock is publicly traded and shall then be listed and traded upon a recognized securities exchange or shall be quoted on a recognized national market system, upon the basis of the mean between the highest and lowest selling prices at which shares of Common Stock were traded on such recognized securities exchange or national market system on such date of grant or, if the Common Stock was not traded on said date, upon the basis of the mean of such prices on the date nearest preceding such date of grant, and upon any other factors which the Administrator shall deem appropriate, or

              (c) in case the Common Stock is not listed or traded as referred to in Sections 6(a) or 6(b) above, in good faith and taking into consideration factors which the Administrator determines are applicable in the determination of such fair market value.

       7.     PAYMENT.

              (a) Payment for shares purchased under this Plan shall be payable in cash, by check, by promissory note, or in addition to the above, in shares of Common Stock as provided in 7(d) below, or in any combination thereof, as shall be determined by the Administrator and provided in the applicable Stock Option Agreement.

              (b) If the payment is made in cash or by check, such payment shall be made at the time the shares are sold.

              (c) If the payment is made by promissory note, such note, containing terms and conditions satisfactory to the Administrator and Actamed, shall be delivered at the time the shares are sold and shall bear interest, if any, at such rate and shall be payable upon such terms as the Administrator shall determine. Certificates for the purchased shares shall be registered in the name of the participant and may be delivered to the purchaser or held by Actamed as security for payment of the promissory note as determined in the discretion of the Administrator.

              (d) In connection with any options granted pursuant to this Plan, the Administrator, in its discretion, may accept as payment for all or any portion of the option price of any Option Stock, shares of Common Stock previously acquired by the participant (including shares received upon the prior exercise of any options regardless of the amount of time such previously acquired shares have been held by the participant) having a fair market value equal to the required payment. The participant shall deliver to Actamed a certificate or certificates representing such shares duly endorsed to Actamed or accompanied by a separate stock power so endorsed.

              (e) In addition to the foregoing, the exercise price of an option also may be paid by delivery to Actamed of a written notice of election to exercise, subject to the approval of the Administrator and in accordance with the requirements of Regulation T as promulgated by the Federal Reserve Board.

       8.     OPTION STOCK.

              (a) All options granted pursuant to the Plan shall have such terms and conditions as the Administrator shall determine, including the period during which they may be exercised in whole or in part and the conditions under which they may be terminated or canceled and such other provisions as may be advisable to comply with the law or the rules of any such stock exchange, and each option shall have the following additional conditions:

                     (i) The options shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him and, except as otherwise determined by the Administrator, shall only be exercisable prior to termination of employment with the Company.

                     (ii) Actamed shall not issue any fractional shares upon the exercise of options granted under the Plan.

                     (iii) No optionee will be deemed to be a holder of any shares of Common Stock or shall have any rights of a shareholder of Actamed until the issuance of certificates after the exercise thereof. No adjustment shall be made for any dividends or distributions or other rights for which the record date is prior to the date of such stock certificates so issued except as provided in 8(a)(iv) below.

                     (iv) The number of shares subject to an option and the price per share shall be appropriately adjusted by the Administrator to reflect any stock splits, stock dividends or other form of recapitalization.

                     (v) The Administrator shall have sole discretion to determine in the Stock Option Agreement whether shares of Option Stock (including any shares received thereon as a result of stock dividends, stock splits and any other forms of recapitalization) shall be free of any restrictions (other than those advisable to comply with the law) or shall be subject to any restrictions as may be determined by the Administrator, in its sole discretion.

                     (vi) The granting of an option shall impose no obligation upon the participant to exercise such option.

              (b) All Incentive Options granted hereunder, in addition to the conditions required by Section 8(a) and the other Sections of the Plan applicable to Incentive Options, must meet the following additional conditions where applicable:

                     (i) The Plan must be approved by the shareholders of Actamed within 12 months after its adoption by the Board of Directors.

                     (ii) Any Incentive Option must be granted within 10 years from the date the Plan is adopted by the board of Directors.

                     (iii) Any Incentive Option must be exercised only within 10 years of the date it is granted, except as otherwise provided in 8(b)(vii) below.

                     (iv) A maximum of 25,000 shares of Common Stock may be issued under Incentive Options.

                     (v) The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all plans of Actamed and its Subsidiaries) shall not exceed $100,000.

                     (vi) Any Incentive Option granted hereunder shall be consistent with the provisions of Sections 421, 422 and 424 and related Sections of the Code and applicable Treasury Regulations. The Stock Option Agreements authorized under this Plan in connection with the grant of Incentive Options may contain other provisions, not inconsistent with the Plan and Section 422 of the Code, as the Administrator shall deem advisable.

                     (vii) If the participant owns (subject to applicable ownership attribution rules of Section 424(d) of the Code and Treasury Regulations promulgated thereunder) stock possessing more than 10 percent of the total combined voting power of all classes of stock of Actamed or of stock of any parent or subsidiary of Actamed at the time the Incentive Option is granted, the option price shall be not less than 110 percent of the fair market value of the stock subject to the Incentive Option and the Incentive Option by its terms shall not be exercisable after the expiration of five years from the date the Incentive Option is granted.

       9.     WITHHOLDING OF TAXES.

              (a) Upon the grant or exercise of any option hereunder and should Actamed determine that the participant will be considered to have received income subject to withholding due to such event and the Company will be required to withhold amounts for federal and state income tax purposes, the distribution of any such shares to the participant may be deferred by Actamed until the participant makes satisfactory arrangements to provide Actamed with the funds to meet any such tax withholding obligation. If the participant fails to provide such funds to Actamed the time required to pay such withholding tax or should Actamed and the participant agree that such tax withholding obligation may be paid with shares to be distributed to the participant, Actamed may retain and sell a sufficient number of the participant's shares which are otherwise to be distributed to the participant as may be required to discharge, or reimburse Actamed for, the payment of such withholding obligation and any interest and penalty which may have accrued in connection therewith. Actamed shall have and retain a security interest in such shares of the participant for the purpose of securing the participant's obligation hereunder and the participant shall take such steps and execute such documents to perfect such security interest as Actamed shall reasonably request.

              (b) In the event a participant makes an election to be taxed under Section 83(b) of the Code and files such election with the Internal Revenue Service, the participant shall be required to notify the Company in writing within 10 days of making such election.

       10.    COMPLIANCE WITH SECURITIES LAW.

              (a) Actamed shall be under no obligation to effect the registration pursuant to any federal or state securities laws of any shares of Common Stock to be issued hereunder. Notwithstanding anything herein to the contrary, Actamed shall not be obligated to issue any shares pursuant to this Plan unless the shares to be distributed are at that time effectively registered or exempt from registration, in the opinion of Actamed, under the applicable federal and state securities laws.

              (b) Unless the shares covered by the Plan have been registered under the applicable federal and state securities laws, or Actamed has determined that such registration is unnecessary, each person receiving shares under the Plan may be required by Actamed to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

              (c) The exercise of any option granted hereunder shall only be effective at such time as Actamed shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable federal and states securities laws. Actamed may, in its sole discretion, defer the effectiveness of any exercise of an option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Actamed shall inform the participant of its decision to defer the effectiveness of the exercise of an option granted hereunder. During the period that the effectiveness of the exercise of an option has been deferred, the participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid or consideration tendered with respect thereto.

       11. INDEMNIFICATION. In addition to any other rights of indemnification that they may have as directors of Actamed or as members of the Committee, the directors of Actamed and members of the Committee shall be indemnified by Actamed against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with the Plan, or any securities sold or issued hereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by Actamed) or paid by them in satisfaction of a judgment in any action, suit or proceeding; provided that within 20 days after the institution of any action, suit or proceeding, the director or the Committee member shall in writing offer Actamed the opportunity, at its own expense, to handle and defend the same.

       12. EXPENSES OF PLAN. The expenses of administering the Plan shall be borne by Actamed.

       13. NO EFFECT ON EMPLOYMENT. Nothing herein contained, including the grant of any option, shall affect the right of the Company to terminate any participant's employment at any time for any reason.

       14.    EXEMPTION FROM PENSION COMPUTATION AND NON-EXCLUSIVITY OF THE
PLAN.

              (a) By acceptance of options granted under this Plan, each participant shall be deemed to agree that it is special incentive compensation and that it will not be taken into account as "wages" or "salary" in retirement or deferred profit sharing plans, if any, of the Company.

              (b) In addition, each beneficiary of a deceased participant shall be deemed to agree that such grant will not affect the amount of any life insurance coverage available to such beneficiary under any life insurance plan, if any, covering employees of the Company.

              (c) Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. This Plan shall be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan by Actamed not the submission of the Plan to the shareholders of Actamed for approval shall be construed as creating any limitations on the power of authority of Actamed to adopt such additional or other compensation arrangements as Actamed may deem desirable.

       15. LEGEND. In order to enforce the restrictions imposed upon shares sold or awarded hereunder the Administrator may cause a legend or legends to be placed on any certificates representing shares sold or awarded pursuant to this Plan, which legend or legends shall make appropriate reference to the restrictions imposed hereunder.

       16. AMENDMENTS. This Plan may be amended at any time by the Board of Directors consistent with applicable laws and regulations, provided that without the approval of the shareholders of Actamed, no such amendment shall become effective if it would (a) extend the termination date of the Plan set forth in Section 17, (b) materially increase the number of shares of Common Stock which may be sold under the Plan, except as provided in Section 5, or
(c) materially modify the requirements as to eligibility for participation in the Plan. Any amendment to the Plan shall not, without the written consent of the participant, affect such participant's rights under any Stock Option Agreement entered into prior to such amendment.

       17. TERMINATION. This Plan shall terminate and no further shares shall be sold or issued hereunder after September 1, 2002, or such earlier date as may be determined by the Board of Directors. The termination of this Plan, however, shall not affect any restrictions previously imposed on shares of Option Stock issued pursuant to this Plan, or alter the rights of participants with respect to options granted or shares of Option Stock issued pursuant to this Plan.

       18. RIGHTS OF PARTICIPANTS AS SHAREHOLDERS. Each participant acquiring shares of Option Stock hereunder shall, upon the issuance of certificates with respect to such shares, be the registered owner of such shares and, except as otherwise provided herein or in any related Stock Option Agreement, shall be entitled to full voting, dividend and distribution rights like any other holder of Actamed Common Stock as long as such participant remains the registered owner thereof.

       19. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of Georgia in all respects.

       20. CONSTRUCTION. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine and neuter genders, unless the context clearly indicates to the contrary; the singular includes the plural, and the plural shall include the singular.

       21. VALIDITY AND LEGALITY. If any provision of this Plan for any reason is declared invalid, illegal or unenforceable, in whole or in part, such declaration shall not affect the validity, legality or enforceability of any remaining provision or portion thereof, which remaining provisions or portion thereof shall remain in force and effect as if this Plan had been adopted with the invalid, illegal or unenforceable provision or portion thereof eliminated.

       22. EFFECTIVE DATE. This Plan shall become effective upon its adoption by the Board of Directors and approval by the shareholders of Actamed.

                           AMENDMENT TO ACTAMED CORP.
                             1992 STOCK OPTION PLAN


       Pursuant to paragraph 16 of the 1992 Stock Option Plan, (the "Plan"), the Plan is hereby amended as follows:

1. Paragraph 2(e) is deleted in its entirety and replaced with the following:

              '"COMMON STOCK" means Actamed's Class A Common Stock."'

2. Paragraph 5 is hereby amended by deleting the number "25,000" from the first line of said paragraph and replacing it with the number "1,250,000".

3. Paragraph 8(b)(iv) is hereby deleted in it entirety and replaced with the following:

              "A maximum of 1,250,000 shares of Common Stock may be issued under Incentive Options."

4. All other provisions of the Plan shall remain in full force and effect.